UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
August 6, 2007

INVERNESS MEDICAL INNOVATIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-16789	04-3565120

(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)
51 Sawyer Road, Suite 200
Waltham, Massachusetts 02453
(Address of principal executive offices, including zip code)
(781) 647-3900
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
Additional Information and Where To Find It
SIGNATURES
EXHIBIT INDEX
EX-2.1 - Agreement & Plan of Reorganization dated August 6, 2007
EX-99.1 - Form of Voting Agreement - General
EX-99.2 - Form of Voting Agreement - Entities affiliated with MPM Asset Management, LLC
EX-99.3 - Press Release dated August 6, 2007

Item 1.01 Entry into a Material Definitive Agreement.
     On August 6, 2007, Inverness Medical Innovations, Inc., a Delaware corporation (“Inverness”), Spartan Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Inverness (“Merger Sub”), and HemoSense, Inc., a Delaware corporation (“HemoSense”), entered into an Agreement and Plan of Reorganization (the “Merger Agreement”), pursuant to which Inverness will acquire HemoSense through a merger of HemoSense and Merger Sub (the “Merger”).
     The completion of the Merger is subject to various closing conditions, including obtaining the approval of HemoSense shareholders and receiving antitrust approvals (including under the Hart-Scott-Rodino Antitrust Improvements Act). The Merger is intended to qualify as a reorganization for federal income tax purposes.
     At the effective time of the Merger (the “Effective Time”), by virtue of the Merger and without any action on the part of the holders of any capital stock of HemoSense, each share of common stock of HemoSense issued and outstanding immediately prior to the Effective Time will be converted into the right to receive 0.274192 (the “Exchange Ratio”) of a share of common stock of Inverness (each full share, an “Inverness Share”).
     In the Merger, each option to purchase shares of HemoSense common stock granted under employee and director stock plans of HemoSense that is outstanding as of immediately prior to the Effective Time, whether vested or unvested, shall be converted into a right to acquire Inverness Shares on the same terms and conditions as were applicable to such option prior to the Effective Time, provided that the number of Inverness Shares receivable and the exercise price of the option shall be adjusted to reflect the Exchange Ratio. All other HemoSense equity-based awards and instruments, including warrants, outstanding as of the Effective Time will remain in effect but will be denominated in Inverness Shares, with applicable adjustments to reflect the Exchange Ratio.
     If the Merger Agreement is terminated under certain circumstances specified in the Merger Agreement, HemoSense will be required to pay Inverness a termination fee of $5.25 million.
     The Boards of Directors of Inverness and HemoSense have approved the Merger and the Merger Agreement.
     Concurrently with the entry into the Merger Agreement, Inverness entered into voting agreements (“Voting Agreements”) with the directors, executive officers and certain shareholders of HemoSense under which they have agreed to vote approximately 33% of the outstanding shares of common stock of HemoSense in favor of the approval of the Merger and the adoption of the Merger Agreement. In addition to the directors and executive officers of HemoSense, Vanguard V, L.P. and four entities affiliated with MPM Asset Management, LLC executed Voting Agreements. Affiliates of each of these entities serve as directors of HemoSense.
     The foregoing description of the Merger Agreement and the Voting Agreements is qualified in its entirety by reference to the full text of the Merger Agreement, the form of Voting Agreement for directors and executive officers of HemoSense and Vanguard V, L.P. and the form of Voting Agreement for entities affiliated with MPM Asset Management, LLC. Copies of these documents are attached hereto as Exhibits 2.1, 99.1 and 99.2, respectively, and incorporated herein by reference.
     The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about Inverness or HemoSense. In particular, the assertions embodied in the representations and warranties contained in the Merger

Agreement are qualified by information in confidential disclosure schedules provided by Inverness and HemoSense to each other in connection with the signing of the Merger Agreement. These disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were used for the purpose of allocating risk between Inverness and HemoSense rather than establishing matters as facts. Accordingly, you should not rely on the representations and warranties in the Merger Agreement as characterizations of the actual state of facts about Inverness or HemoSense.
Item 8.01 Other Events.
     On August 6, 2007, Inverness issued a press release announcing the execution of the Merger Agreement and the Voting Agreements. A copy of the press release is attached hereto as Exhibit 99.3 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Reorganization dated as of August 6, 2007, among Inverness Medical Innovations, Inc., Spartan Merger Sub, Inc. and HemoSense, Inc.

99.1	Form of Voting Agreement — General

99.2	Form of Voting Agreement — Entities affiliated with MPM Asset Management, LLC

99.3	Press release dated August 6, 2007
     This Current Report on Form 8-K contains forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and is subject to the safe harbors created therein. These statements include, but are not limited to, those regarding the prospects and timing associated with the consummation of the Merger and the tax treatment of the Merger for federal income tax purposes. These statements are subject to risks and uncertainties that could cause actual results and events to differ materially from those expressed in the forward-looking statements. These risks and uncertainties include, among others, the risk that the Merger does not close, including the risk that required shareholder and regulatory approvals for the Merger may not be obtained; the risk that the Internal Revenue Service may determine that the Merger does not qualify as a reorganization for federal income tax purposes; diversion of management’s attention away from other business concerns; the risks associated with the development, generally, of the combined company’s overall strategic objectives; the ability of the combined company to build additional value in its business; the existence of unanticipated technical, commercial or other setbacks related to the combined company’s products and services; and the other risks set forth in Inverness’ and HemoSense’s most recent Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. The combined company may not successfully integrate the operations of Inverness and HemoSense in a timely manner, or at all, and the combined company may not realize the anticipated benefits or synergies of the Merger. Inverness undertakes no obligation to update any forward-looking statements to reflect new information, events, or circumstances occurring after the date of this Current Report on Form 8-K.

Additional Information and Where To Find It
     Inverness plans to file with the SEC a registration statement on Form S-4 in connection with the proposed transaction, which will include HemoSense’s proxy statement and Inverness’ prospectus for the proposed transaction. THE REGISTRATION STATEMENT AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS WILL CONTAIN IMPORTANT INFORMATION ABOUT INVERNESS, HEMOSENSE, THE TRANSACTION AND RELATED MATTERS. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS CAREFULLY WHEN THEY ARE AVAILABLE. Free copies of the registration statement and the proxy statement/prospectus and other documents filed with the SEC by Inverness and HemoSense can be obtained through the web site maintained by the SEC at www.sec.gov. In addition, free copies of the registration statement and the proxy statement/prospectus will be available from Inverness by contacting Shareholder Relations at (781) 647-3900 or jon.russell@invmed.com or from HemoSense by contacting Don Markley or Brandi Floberg at 310-691-7100 or bfloberg@lhai.com.
     Inverness, HemoSense and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of HemoSense in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the proposed transaction will be included in the definitive proxy statement/prospectus described above. Additional information regarding Inverness’ directors and executive officers is also included in Inverness’ proxy statement for its 2007 Annual Meeting of Stockholders, which was filed with the SEC on April 9, 2007. Additional information regarding HemoSense’s directors and executive officers is also included in HemoSense’s proxy statement for its 2007 Annual Meeting of Stockholders, which was filed with the SEC on or about January 29, 2007. These proxy statements are available free of charge at the SEC’s web site at www.sec.gov and from Inverness and HemoSense by contacting them as described above.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVERNESS MEDICAL INNOVATIONS, INC.
	By:	/s/ Anne Warner
Anne Warner
Date: August 7, 2007		Senior Counsel, Mergers and Acquisitions

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Reorganization dated as of August 6, 2007, among Inverness Medical Innovations, Inc., Spartan Merger Sub, Inc. and HemoSense, Inc.

99.1	Form of Voting Agreement — General

99.2	Form of Voting Agreement — Entities affiliated with MPM Asset Management, LLC

99.3	Press release dated August 6, 2007